Exhibit 99.1

EFI SETS $1 BILLION REVENUE TARGET, INCREASES LONG TERM

FINANCIAL MODEL, ANNOUNCES $200 MILLION SHARE REPURCHASE

PROGRAM

Company Hosts Investor Day; Highlights Key Industry Trends Driving Business

New York - November 8, 2013 – Electronics For Imaging, Inc. (NASDAQ:EFII) a world leader in customer-focused digital printing innovation, will make a number of financial announcements today at its Investor Day:

•	The Company set a revenue target of $1 Billion and non-GAAP earnings per share of $2.30-$2.60 for FY2016;

•	Announced a $200 Million share repurchase program, expected to be completed in 3 years.

“Industrial imaging is at an inflection point as digital printing technology is disrupting the way manufacturing has been done for decades,” stated Guy Gecht, EFI’s Chief Executive Officer. “We are early in this transition from analog to digital technology, with EFI’s unique portfolio allowing us to capture more of an expanding market. Our deep commitment to continue developing innovative products that make our customers more competitive only furthers our confidence in the financial targets we have provided today.”

The Company will provide more detail on the long term financial model and revenue target in the live audio webcast of the event and the slide presentation that will be made available on the Investor Relations/Events & Presentations portion of EFI’s website at http://www.efi.com. Instructions for listening to the live audio webcast are available on the Investor Relations portion of EFI’s website. A replay of the webcast will be available online at the aforementioned website following the conclusion of the event.

About EFI

EFI™ (www.efi.com) is a worldwide provider of products, technology, and services leading the transformation of analog to digital imaging. Based in Silicon Valley with offices around the globe, the company’s powerful integrated product portfolio includes digital front-end servers; superwide, wide-format, label, and ceramic inkjet presses and inks; production workflow, web-to-print, and business automation software; and office, enterprise, and mobile cloud solutions. These products allow users to produce, communicate and share information in an easy and effective way, and enable businesses to increase their profits, productivity, and efficiency.

Safe Harbor for Forward Looking Statements

Certain statements in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements other than statements of historical fact including words such as “anticipate”, “believe”, “estimate”, “expect”, “consider” and “plan” and statements in the future tense are forward looking statements. The statements in this press release that could be deemed forward-looking statements include statements regarding EFI’s strategy, plans, expectations regarding its revenue growth, earnings per share, operating expenses, gross margin, operating margin, product portfolio, product mix, future opportunities for EFI and its customers, demand for and adoption of technology and products, expected completion of its share repurchase program and any statements or assumptions underlying any of the foregoing.

Forward-looking statements are subject to certain risks and uncertainties that could cause our actual future results to differ materially, or cause a material adverse impact on our results. Potential risks and uncertainties include, but are not necessarily limited to, unforeseen expenses; the difficulty of aligning expense levels with revenue; management’s ability to forecast revenues, expenses and earnings; any world-wide financial and economic difficulties and downturns; adverse tax-related matters such as tax audits, changes in our effective tax rate or new tax legislative proposals; the unpredictability of development schedules and commercialization of products by the leading printer manufacturers and declines or delays in demand for our related products; changes in the mix of products sold; the uncertainty of market acceptance of new product introductions; intense competition in each of our businesses, including competition from products developed by EFI’s customers; challenge of managing asset levels, including inventory and variations in inventory levels; the uncertainty of continued success in technological advances; the challenges of obtaining timely, efficient and quality product manufacturing and supply of components; litigation involving intellectual property rights or other related matters; our ability to successfully complete acquisitions and integrate acquired businesses; the uncertainty regarding the amount and timing of future share repurchases by EFI and the origin of funds used for such repurchases; the market prices of EFI’s common stock prior to, during and after the share repurchases; any disruptions in our operations, the difficulty to retain employees, and additional expenses that we may incur as a result of our relocation from the Foster City campus; the compliance with the new requirements regarding the “conflict minerals,” if they are found to be used in our products, and any other risk factors that may be included from time to time in the Company’s SEC reports.

The statements in this press release are made as of the date of this press release. EFI undertakes no obligation to update information contained in this press release. For further information regarding risks and uncertainties associated with EFI’s businesses, please refer to the section entitled “Risk Factors” in the Company’s SEC filings, including, but not limited to, its annual report on Form 10-K and its quarterly reports on Form 10-Q, copies of which may be obtained by contacting EFI’s Investor Relations Department by phone at 650-357-3828 or by email at investor.relations@efi.com or EFI’s Investor Relations website at www.efi.com.

Use of Non-GAAP Financial Information

This press release includes a non-GAAP presentation of targeted earnings per share for fiscal year 2016, that is adjusted to exclude certain recurring and non-recurring costs, expenses and gains. We believe that the presentation of non-GAAP earnings per share provides important supplemental information regarding non-cash expenses and significant recurring and non-recurring items that we believe are important to understanding financial and business trends relating to our financial condition and results of operations. Non-GAAP earnings per share is among the primary indicators used by management as a basis for planning and forecasting future periods and by management and our Board of Directors to determine whether our operating performance has met specified targets and thresholds. Management uses non-GAAP earnings per share because it believes the exclusion of the items described below, for which the amounts and/or timing may vary significantly depending on the Company’s activities and other factors, facilitates comparability of the Company’s operating performance from period to period. We have chosen to provide this information to investors so that they can analyze our operating results in the same way that management does and use this information in their assessment of our business and the valuation of our Company.

Use and Economic Substance of Non-GAAP Financial Measure

We compute non-GAAP earnings per share by adjusting GAAP earnings per share to remove the impact of recurring amortization of acquisition-related intangibles and stock-based compensation expense, as well as restructuring-related and non-recurring charges and gains and the tax effect of these adjustments. Such non-recurring charges and gains have included and may include acquisition-related transaction expenses and the costs to integrate such acquisitions into our business, changes in the fair value of contingent consideration, litigation settlement charges and credits, corporate headquarters relocation expenses, and imputed interest expense and depreciation, net of accrued sublease income and capitalized interest related to the sale of our corporate headquarters facility and related land.

Certain variables used in calculating non-GAAP earnings per share cannot be accurately estimated on a forward-looking basis. Because these items will not be known to us until a future period, we are unable to provide information about the most directly comparable GAAP financial measure. The impact of these excluded items will cause the non-GAAP financial measure to differ materially from the comparable GAAP financial measure. This non-GAAP financial measure has certain shortcomings, including but not limited to the risk and uncertainties outlined in the Safe Harbor for Forward Looking Statements section of this press release.

Usefulness of Non-GAAP Financial Information to Investors

The non-GAAP measure presented herein is not in accordance with or an alternative to GAAP and may be materially different from other non-GAAP measures, including similarly titled non-GAAP measures, used by other companies. The presentation of this additional information should not be considered in isolation from, as a substitute for, or superior to, earnings per share prepared in accordance with GAAP. Non-GAAP financial measures have limitations as they do not reflect certain items that may have a material impact upon our reported financial results. We expect to continue to incur expenses of a nature similar to the non-GAAP adjustments described above, and exclusion of these items from our non-GAAP earnings per share should not be construed as an inference that these costs are unusual, infrequent, or non-recurring.